NYSE American Symbol – UEC

Uranium Energy Corp Commences 2021 Production Area Development at its Burke Hollow ISR Project in South Texas

Highlights:

•UEC’s South Texas hub-and-spoke strategy is anchored by its fully licensed Hobson Processing Plant and includes five ISR projects, including its fully permitted Palangana, Goliad and Burke Hollow projects;

•Burke Hollow’s initial Production Area is the newest and largest ISR wellfield being developed in the U.S.;

•55% of U.S. carbon-free energy comes from the country’s nuclear plants, all predominantly fueled by foreign-sourced uranium. The newly formed U.S. Uranium Reserve will help reverse this trend while supporting the Biden Administration’s climate objectives to further reduce carbon emissions; and

•To learn more about the environmental, social and low-cost advantages of uranium In-Situ Recovery, visit: https://www.uraniumenergy.com/projects/isr/

Corpus Christi, TX, January 26, 2021 - Uranium Energy Corp (NYSE American: UEC; “UEC” or the “Company”) is pleased to announce the restart of wellfield development and resource* delineation drilling at the Company’s Burke Hollow in-situ recovery (“ISR”) uranium project in South Texas.  Advancing and expanding Burke Hollow’s resources strategically dovetails with UEC’s plans to participate in supplying the U.S. Uranium Reserve (“UR”) as outlined in the Nuclear Fuel Working Group report published by the U.S. Department of Energy (“DOE”). The UR is designed as a 10-year, $1.5 billion program to purchase newly mined U.S. origin uranium.

UEC Chairman and former U.S. Energy Secretary, Spencer Abraham, stated, “U.S. energy policies and bi-partisan legislative initiatives in 2020 have laid the foundation for domestic nuclear fuel to supply America’s largest source of carbon-free energy and support strategic defense priorities. By restoring the domestic nuclear fuel supply chain, with its high standards in the areas of health, safety and environment, the U.S. will reduce over-dependency on foreign sources while supporting the generation of significant baseload, carbon-free energy from American nuclear power plants.”

Secretary Abraham continued, “Initial funding of $75 million to establish the U.S. Uranium Reserve was approved in the FY 2021 bipartisan omnibus spending bill and the DOE has begun the process of developing a plan on how to implement the program. This is expected to be a competitive bid process, focused on existing fully permitted and low-cost projects.”

Amir Adnani, President and CEO, added, “UEC is positioned as the leader in U.S. low-cost, environmentally friendly and fully permitted ISR projects. Burke Hollow’s initial production area is amongst the largest uranium ISR wellfields ever developed in the 45-year history of uranium mining in South Texas. It’s a key building block in our production readiness portfolio which includes the largest U.S. resource base of fully permitted ISR projects in Texas and Wyoming. The low-impact ISR method of uranium recovery being developed at Burke Hollow is the most environmentally friendly way to mine uranium which is now responsible for approximately 50% of global production.”

Burke Hollow ISR Project – Production Area Drilling Campaign

In the 2021 drilling campaign, the Company will expand and complete the Production Area Authorization #1 (”PAA-1”) monitor well ring to include the two newly identified trends from the last campaign, resulting in a total of five fronts or trends within PAA-1. The Company estimates that approximately 45 additional exterior monitoring wells will be installed to accommodate the trend extensions, complementing the 76 monitor wells previously installed.

Andrew Kurrus, VP of Resource Development, stated, “We are excited about the potential of this project. Our PAA #1 at Burke Hollow is the only Production Area being developed in the United States. In addition to PAA#1, the extensive, lightly-explored trend extensions and remaining undrilled areas of the project have the potential to be the largest Goliad Formation deposit discovered to date in the South Texas Uranium Belt.”

The Company plans to drill at least 30 exploration and delineation holes to further define the five mineralized fronts in PAA-1. Additionally, all exterior and interior monitor wells will be completed in designed intervals, supporting permit requirements that include sampling and pumping tests in anticipation of commencing production activities.

The project area is a 19,335-acre property located in eastern Bee County located in the South Texas Uranium Belt 50 miles to the southeast of the Company’s Hobson Processing Plant. Burke Hollow has received all four of its major permits required for uranium extraction from the Texas Commission on Environmental Quality and the Environmental Protection Agency.

About Uranium Energy Corp

Uranium Energy Corp is a U.S.-based uranium mining and exploration company. In South Texas, the Company’s hub-and-spoke operations are anchored by the fully-licensed Hobson Processing Facility which is central to the Palangana, Burke Hollow and Goliad ISR projects. In Wyoming, UEC controls the Reno Creek project, which is the largest permitted, pre-construction ISR uranium project in the U.S. Additionally, the Company controls a pipeline of uranium projects in Arizona, New Mexico and Paraguay, a uranium/vanadium project in Colorado and a large, high-grade ferro-titanium project in Paraguay. The Company’s operations are managed by professionals with a recognized profile for excellence in their industry, a profile based on many decades of hands-on experience in the key facets of uranium exploration, development and mining.

Contact Uranium Energy Corp Investor Relations at:
Toll Free: (866) 748-1030
Fax: (361) 888-5041
E-mail: info@uraniumenergy.com

Stock Exchange Information:
NYSE American: UEC

WKN: AØJDRR
ISN: US916896103

*Notice to U.S. Investors

The mineral resources referred to herein have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in NI 43-101 and are not compliant with U.S. Securities and Exchange Commission (the “SEC”) Industry Guide 7 guidelines.  In addition, measured mineral resources, indicated mineral resources and inferred mineral resources, while recognized and required by Canadian regulations, are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC.  Accordingly, we have not reported them in the United States.  Investors are cautioned not to assume that any part or all of the mineral resources in these categories will ever be converted into mineral reserves.  These terms have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility.  It should be noted that mineral resources which are not mineral reserves do not have demonstrated economic viability.  It cannot be assumed that all or any part of measured mineral resources, indicated mineral resources or inferred mineral resources will ever be upgraded to a higher category.  In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies.  Investors are cautioned not to assume that any part of the reported measured mineral resources, indicated mineral resources or inferred mineral resources referred to herein are economically or legally mineable.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release and oral statements made from time to time by representatives of the Company are or may constitute “forward-looking statements” as such term is used in applicable United States and Canadian laws and including, without limitation, within the meaning of the Private Securities Litigation Reform Act of 1995, for which the Company claims the protection of the safe harbor for forward-looking statements.  These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management.  Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as forward-looking statements.  Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements.  Such risks and other factors include, among others, the actual results of exploration activities, variations in the underlying assumptions associated with the estimation or realization of mineral resources, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage.  Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended.  There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.  Many of these factors are beyond the Company’s ability to control or predict.  Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission.  The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise.  Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.  This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities.